N / E / W / S R / E / L / E / A / S / E

October 24, 2024

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, Vice President and Director of Corporate Administration
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES THIRD QUARTER 2024 EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME)

Third Quarter 2024 Highlights:

•    Net income available to common stockholders was $48.7 million and diluted earnings per common share totaled $0.84, compared to $55.9 million and $0.94 in the third quarter of 2023, and $39.5 million and $0.68 in the second quarter of 2024. Excluding the loss from repositioning of the available for sale securities portfolio, adjusted net income was $55.6 million or $0.95 per share for the third quarter of 2024.
•    Strong capital position with Common Equity Tier 1 Capital Ratio of 11.25% and Tangible Common Equity to Tangible Assets Ratio of 8.76%.
•    Net interest margin was 3.23% compared to 3.16% on a linked quarter basis.
•    Total loans grew $15.5 million, or 0.5% annualized, on a linked quarter basis, and $385.1 million, or 3.1% during the last twelve months.
•    Total deposits grew by $83.7 million, or 2.3% annualized, on a linked quarter basis after normalizing for $287.7 million of deposits reclassified to held for sale.
•    Nonperforming assets to total assets were 35 basis points compared to 36 basis points on a linked quarter basis.
•The efficiency ratio totaled 53.76% for the quarter.
•Announced sale of five Illinois branches and certain loans and deposits to Old Second National Bank on August 27, 2024.

“We are pleased with our third quarter results and the focused momentum that we are building,” said Mark Hardwick, Chief Executive Officer. "The pending sale of five non-core Illinois branches, restructure of the securities portfolio, and successful completion of four major technology initiatives provides us with the opportunity to reprioritize our core markets and introduce innovative customer acquisition strategies.”

Third Quarter Financial Results:

First Merchants Corporation (the “Corporation”) has reported third quarter 2024 net income available to common stockholders of $48.7 million compared to $55.9 million during the same period in 2023. Diluted earnings per common share for the period totaled $0.84 compared to the third quarter of 2023 result of $0.94. Excluding the $9.1 million pre-tax loss from repositioning of the available for sale securities portfolio, adjusted net income was $55.6 million, or $0.95 diluted earnings per common share for the third quarter of 2024.

During the quarter, the Corporation signed a definitive agreement to sell five Illinois branches along with certain loans and deposits, representing an exit from suburban Chicago markets. Loans of $9.2 million, deposits of $287.7 million and fixed assets of $3.4 million have been moved to held for sale categories as of September 30, 2024. The transaction is expected to close in the fourth quarter of this year.

Total assets equaled $18.3 billion as of quarter-end and loans totaled $12.7 billion. During the past twelve months, total loans grew by $385.1 million, or 3.1%. On a linked quarter basis, loans grew $15.5 million, or 0.5%, with growth primarily in commercial & industrial loans.

Investments totaling $3.7 billion decreased $51.6 million, or 1.4%, during the last twelve months and decreased $90.9 million, or 9.7% annualized, on a linked quarter basis. The decline during the quarter was due to $158.9 million in sales of available for sale securities with a weighted average tax-equivalent yield of 2.85%, partially offset by an increase in the securities portfolio valuation.

Total deposits were $14.4 billion as of quarter-end and decreased by $281.5 million, or 1.9%, over the past twelve months. The decline was primarily due to $287.7 million of deposits being reclassified to held for sale. Excluding this impact, deposits increased by $6.2 million. On a linked quarter basis, deposits grew organically by $83.7 million or 2.3%. The loan to deposit ratio increased to 88.0% at period end from 86.8% in the prior quarter, primarily due to the reclassification of deposits to held for sale as previously described.

The Corporation’s Allowance for Credit Losses – Loans (ACL) totaled $187.8 million as of quarter-end, or 1.48% of total loans, a decrease of $1.7 million from prior quarter. Loan charge-offs, net of recoveries totaled $6.7 million and provision for loans of $5.0 million was recorded during the quarter. Reserves for unfunded commitments totaled $19.5 million and remained unchanged from the prior quarter. Non-performing assets to total assets were 35 basis points for the third quarter of 2024, a decrease of one basis point compared to 36 basis points in the prior quarter.

Net interest income totaled $131.1 million for the quarter, an increase of $2.5 million, or 2.0%, compared to prior quarter and a decrease of $2.3 million, or 1.7%, compared to the third quarter of 2023. Fully-tax equivalent net interest margin was 3.23%, an increase of 7 basis points compared to the second quarter of 2024, and a decrease of 6 basis points compared to the third quarter of 2023. The increase in net interest margin compared to the second quarter was due to higher earning asset yields.

Non-interest income totaled $24.9 million for the quarter, a decrease of $6.5 million, or 20.6%, compared to the second quarter of 2024 and a decrease of $3.0 million, or 6.7% from the third quarter of 2023. The decrease from second quarter of 2024 was driven by realized losses on sales of available for sale securities associated with the repositioning of the bond portfolio, partially offset by increases in gains on sales of mortgage loans and earnings on cash surrender value of life insurance.

Non-interest expense totaled $94.6 million for the quarter, an increase of $3.2 million from the second quarter of 2024 and an increase of $0.8 million from the third quarter of 2023. The increase from the linked quarter was from higher salaries and employee benefits primarily driven by higher incentives.

The Corporation’s total risk-based capital ratio equaled 13.18%, common equity tier 1 capital ratio equaled 11.25%, and the tangible common equity ratio totaled 8.76%. These ratios continue to reflect the Corporation’s strong liquidity and capital positions.

CONFERENCE CALL

First Merchants Corporation will conduct a third quarter earnings conference call and web cast at 11:30 a.m. (ET) on Thursday, October 24, 2024.

To access via phone, participants will need to register using the following link where they will be provided a phone number and access code: (https://register.vevent.com/register/BI34430e309ed545808c7c8195f36e86b6)

To view the webcast and presentation slides, please go to (https://edge.media-server.com/mmc/p/6grv3upw) during the time of the call. A replay of the webcast will be available until October 24, 2025.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as First Merchants Private Wealth Advisors (as a division of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements about First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity (including the ability to grow and maintain core deposits and retain large, uninsured deposits), credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.
* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	September 30,
	2024	2023
ASSETS
Cash and due from banks	$84,719	$125,173
Interest-bearing deposits	359,126	348,639
Investment securities, net of allowance for credit losses of $245,000 and $245,000	3,662,145	3,713,724
Loans held for sale	40,652	30,972
Loans	12,646,808	12,271,422
Less: Allowance for credit losses - loans	(187,828)	(205,782)
Net loans	12,458,980	12,065,640
Premises and equipment	129,582	132,441
Federal Home Loan Bank stock	41,716	41,797
Interest receivable	92,055	90,011
Goodwill and other intangibles	733,601	741,283
Cash surrender value of life insurance	304,613	306,106
Other real estate owned	5,247	6,480
Tax asset, deferred and receivable	86,732	135,521
Other assets	348,384	340,476
TOTAL ASSETS	$18,347,552	$18,078,263
LIABILITIES
Deposits:
Noninterest-bearing	$2,334,197	$2,554,984
Interest-bearing	12,030,903	12,091,592
Total Deposits	14,365,100	14,646,576
Borrowings:
Federal funds purchased	30,000	—
Securities sold under repurchase agreements	124,894	152,537
Federal Home Loan Bank advances	832,629	713,384
Subordinated debentures and other borrowings	93,562	158,665
Total Borrowings	1,081,085	1,024,586
Deposits and other liabilities held for sale	288,476	—
Interest payable	18,089	16,473
Other liabilities	292,429	297,984
Total Liabilities	16,045,179	15,985,619
STOCKHOLDERS' EQUITY
Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 cumulative shares
Issued and outstanding - 125 cumulative shares	125	125
Preferred Stock, Series A, no par value, $2,500 liquidation preference:
Authorized -- 10,000 non-cumulative perpetual shares
Issued and outstanding - 10,000 non-cumulative perpetual shares	25,000	25,000
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding - 58,117,115 and 59,398,022 shares	7,265	7,425
Additional paid-in capital	1,192,683	1,234,402
Retained earnings	1,229,125	1,132,962
Accumulated other comprehensive loss	(151,825)	(307,270)
Total Stockholders' Equity	2,302,373	2,092,644
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$18,347,552	$18,078,263

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Nine Months Ended
(Dollars In Thousands, Except Per Share Amounts)	September 30,		September 30,
	2024	2023	2024	2023
INTEREST INCOME
Loans receivable:
Taxable	$206,680	$191,705	$606,116	$550,314
Tax-exempt	8,622	8,288	25,242	23,757
Investment securities:
Taxable	9,263	8,590	27,062	26,563
Tax-exempt	13,509	13,947	40,733	44,296
Deposits with financial institutions	2,154	5,884	11,642	9,685
Federal Home Loan Bank stock	855	719	2,569	2,281
Total Interest Income	241,083	229,133	713,364	656,896
INTEREST EXPENSE
Deposits	98,856	85,551	296,292	209,437
Federal funds purchased	329	—	455	1,420
Securities sold under repurchase agreements	700	797	2,377	2,624
Federal Home Loan Bank advances	8,544	6,896	21,715	20,775
Subordinated debentures and other borrowings	1,544	2,506	5,781	7,303
Total Interest Expense	109,973	95,750	326,620	241,559
NET INTEREST INCOME	131,110	133,383	386,744	415,337
Provision for credit losses	5,000	2,000	31,500	2,000
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	126,110	131,383	355,244	413,337
NONINTEREST INCOME
Service charges on deposit accounts	8,361	7,975	24,482	23,147
Fiduciary and wealth management fees	8,525	7,394	25,550	22,653
Card payment fees	5,121	4,716	14,360	14,425
Net gains and fees on sales of loans	6,764	5,517	15,159	11,548
Derivative hedge fees	736	516	1,488	2,336
Other customer fees	344	384	1,231	1,643
Earnings on cash surrender value of life insurance	2,755	1,761	6,276	5,145
Net realized losses on sales of available for sale securities	(9,114)	(1,650)	(9,165)	(4,613)
Other income	1,374	1,229	3,457	2,874
Total Noninterest Income	24,866	27,842	82,838	79,158
NONINTEREST EXPENSES
Salaries and employee benefits	55,223	55,566	165,730	167,778
Net occupancy	6,994	6,837	21,052	20,770
Equipment	6,949	5,698	19,774	18,005
Marketing	1,836	2,369	4,807	4,780
Outside data processing fees	7,150	6,573	21,111	19,290
Printing and office supplies	378	333	1,085	1,150
Intangible asset amortization	1,772	2,182	5,500	6,561
FDIC assessments	3,720	2,981	11,285	7,117
Other real estate owned and foreclosure expenses	942	677	1,849	1,575
Professional and other outside services	3,035	3,833	10,809	12,191
Other expenses	6,630	6,805	19,975	20,950
Total Noninterest Expenses	94,629	93,854	282,977	280,167
INCOME BEFORE INCOME TAX	56,347	65,371	155,105	212,328
Income tax expense	7,160	9,005	18,052	31,021
NET INCOME	49,187	56,366	137,053	181,307
Preferred stock dividends	468	468	1,406	1,406
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$48,719	$55,898	$135,647	$179,901
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.84	$0.95	$2.32	$3.04
Diluted Net Income Available to Common Stockholders	$0.84	$0.94	$2.31	$3.03
Cash Dividends Paid to Common Stockholders	$0.35	$0.34	$1.04	$1.00
Average Diluted Common Shares Outstanding (in thousands)	58,289	59,503	58,629	59,465

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
NET CHARGE-OFFS	$6,709	$20,365	$48,606	$22,495

AVERAGE BALANCES:
Total Assets	$18,360,580	$18,152,239	$18,374,370	$18,115,504
Total Loans	12,680,166	12,287,632	12,592,907	12,264,787
Total Earning Assets	16,990,358	16,947,669	17,042,540	16,913,965
Total Deposits	14,702,454	14,735,592	14,826,056	14,627,448
Total Stockholders' Equity	2,251,547	2,154,232	2,232,419	2,126,005

FINANCIAL RATIOS:
Return on Average Assets	1.07%	1.24%	0.99%	1.33%
Return on Average Stockholders' Equity	8.66	10.38	8.10	11.28
Return on Tangible Common Stockholders' Equity	13.39	16.54	12.64	18.10
Average Earning Assets to Average Assets	92.54	93.36	92.75	93.37
Allowance for Credit Losses - Loans as % of Total Loans	1.48	1.67	1.48	1.67
Net Charge-offs as % of Average Loans (Annualized)	0.21	0.66	0.51	0.24
Average Stockholders' Equity to Average Assets	12.26	11.87	12.15	11.74
Tax Equivalent Yield on Average Earning Assets	5.82	5.55	5.72	5.32
Interest Expense/Average Earning Assets	2.59	2.26	2.56	1.90
Net Interest Margin (FTE) on Average Earning Assets	3.23	3.29	3.16	3.42
Efficiency Ratio	53.76	53.91	55.54	52.60
Tangible Common Book Value Per Share	$26.64	$22.43	$26.64	$22.43

NONPERFORMING ASSETS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023
Nonaccrual Loans	$59,088	$61,906	$62,478	$53,580	$53,102
Other Real Estate Owned and Repossessions	5,247	4,824	4,886	4,831	6,480
Nonperforming Assets (NPA)	64,335	66,730	67,364	58,411	59,582
90+ Days Delinquent	14,105	1,686	2,838	172	89
NPAs & 90 Day Delinquent	$78,440	$68,416	$70,202	$58,583	$59,671

Allowance for Credit Losses - Loans	$187,828	$189,537	$204,681	$204,934	$205,782
Quarterly Net Charge-offs	6,709	39,644	2,253	3,148	20,365
NPAs / Actual Assets %	0.35%	0.36%	0.37%	0.32%	0.33%
NPAs & 90 Day / Actual Assets %	0.43%	0.37%	0.38%	0.32%	0.33%
NPAs / Actual Loans and OREO %	0.51%	0.53%	0.54%	0.47%	0.48%
Allowance for Credit Losses - Loans / Actual Loans (%)	1.48%	1.50%	1.64%	1.64%	1.67%
Net Charge-offs as % of Average Loans (Annualized)	0.21%	1.26%	0.07%	0.10%	0.66%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023
ASSETS
Cash and due from banks	$84,719	$105,372	$100,514	$112,649	$125,173
Interest-bearing deposits	359,126	168,528	410,497	436,080	348,639
Investment securities, net of allowance for credit losses	3,662,145	3,753,088	3,783,574	3,811,364	3,713,724
Loans held for sale	40,652	32,292	15,118	18,934	30,972
Loans	12,646,808	12,639,650	12,465,582	12,486,027	12,271,422
Less: Allowance for credit losses - loans	(187,828)	(189,537)	(204,681)	(204,934)	(205,782)
Net loans	12,458,980	12,450,113	12,260,901	12,281,093	12,065,640
Premises and equipment	129,582	133,245	132,706	133,896	132,441
Federal Home Loan Bank stock	41,716	41,738	41,758	41,769	41,797
Interest receivable	92,055	97,546	92,550	97,664	90,011
Goodwill and other intangibles	733,601	735,373	737,144	739,101	741,283
Cash surrender value of life insurance	304,613	306,379	306,028	306,301	306,106
Other real estate owned	5,247	4,824	4,886	4,831	6,480
Tax asset, deferred and receivable	86,732	107,080	101,121	99,883	135,521
Other assets	348,384	367,845	331,006	322,322	340,476
TOTAL ASSETS	$18,347,552	$18,303,423	$18,317,803	$18,405,887	$18,078,263
LIABILITIES
Deposits:
Noninterest-bearing	$2,334,197	$2,303,313	$2,338,364	$2,500,062	$2,554,984
Interest-bearing	12,030,903	12,265,757	12,546,220	12,321,391	12,091,592
Total Deposits	14,365,100	14,569,070	14,884,584	14,821,453	14,646,576
Borrowings:
Federal funds purchased	30,000	147,229	—	—	—
Securities sold under repurchase agreements	124,894	100,451	130,264	157,280	152,537
Federal Home Loan Bank advances	832,629	832,703	612,778	712,852	713,384
Subordinated debentures and other borrowings	93,562	93,589	118,612	158,644	158,665
Total Borrowings	1,081,085	1,173,972	861,654	1,028,776	1,024,586
Deposits and other liabilities held for sale	288,476	—	—	—	—
Interest payable	18,089	18,554	19,262	18,912	16,473
Other liabilities	292,429	329,302	327,500	289,033	297,984
Total Liabilities	16,045,179	16,090,898	16,093,000	16,158,174	15,985,619
STOCKHOLDERS' EQUITY
Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 cumulative shares
Issued and outstanding - 125 cumulative shares	125	125	125	125	125
Preferred Stock, Series A, no par value, $2,500 liquidation preference:
Authorized -- 10,000 non-cumulative perpetual shares
Issued and outstanding - 10,000 non-cumulative perpetual shares	25,000	25,000	25,000	25,000	25,000
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding	7,265	7,256	7,321	7,428	7,425
Additional paid-in capital	1,192,683	1,191,193	1,208,447	1,236,506	1,234,402
Retained earnings	1,229,125	1,200,930	1,181,939	1,154,624	1,132,962
Accumulated other comprehensive loss	(151,825)	(211,979)	(198,029)	(175,970)	(307,270)
Total Stockholders' Equity	2,302,373	2,212,525	2,224,803	2,247,713	2,092,644
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$18,347,552	$18,303,423	$18,317,803	$18,405,887	$18,078,263

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023
INTEREST INCOME
Loans receivable:
Taxable	$206,680	$201,413	$198,023	$197,523	$191,705
Tax-exempt	8,622	8,430	8,190	8,197	8,288
Investment securities:
Taxable	9,263	9,051	8,748	8,644	8,590
Tax-exempt	13,509	13,613	13,611	13,821	13,947
Deposits with financial institutions	2,154	2,995	6,493	8,034	5,884
Federal Home Loan Bank stock	855	879	835	771	719
Total Interest Income	241,083	236,381	235,900	236,990	229,133
INTEREST EXPENSE
Deposits	98,856	99,151	98,285	96,655	85,551
Federal funds purchased	329	126	—	1	—
Securities sold under repurchase agreements	700	645	1,032	827	797
Federal Home Loan Bank advances	8,544	6,398	6,773	6,431	6,896
Subordinated debentures and other borrowings	1,544	1,490	2,747	3,013	2,506
Total Interest Expense	109,973	107,810	108,837	106,927	95,750
NET INTEREST INCOME	131,110	128,571	127,063	130,063	133,383
Provision for credit losses	5,000	24,500	2,000	1,500	2,000
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	126,110	104,071	125,063	128,563	131,383
NONINTEREST INCOME
Service charges on deposit accounts	8,361	8,214	7,907	7,690	7,975
Fiduciary and wealth management fees	8,525	8,825	8,200	8,187	7,394
Card payment fees	5,121	4,739	4,500	4,437	4,716
Net gains and fees on sales of loans	6,764	5,141	3,254	4,111	5,517
Derivative hedge fees	736	489	263	1,049	516
Other customer fees	344	460	427	237	384
Earnings on cash surrender value of life insurance	2,755	1,929	1,592	3,202	1,761
Net realized losses on sales of available for sale securities	(9,114)	(49)	(2)	(2,317)	(1,650)
Other income (loss)	1,374	1,586	497	(152)	1,229
Total Noninterest Income	24,866	31,334	26,638	26,444	27,842
NONINTEREST EXPENSES
Salaries and employee benefits	55,223	52,214	58,293	60,967	55,566
Net occupancy	6,994	6,746	7,312	9,089	6,837
Equipment	6,949	6,599	6,226	6,108	5,698
Marketing	1,836	1,773	1,198	2,647	2,369
Outside data processing fees	7,150	7,072	6,889	5,875	6,573
Printing and office supplies	378	354	353	402	333
Intangible asset amortization	1,772	1,771	1,957	2,182	2,182
FDIC assessments	3,720	3,278	4,287	7,557	2,981
Other real estate owned and foreclosure expenses	942	373	534	1,743	677
Professional and other outside services	3,035	3,822	3,952	3,981	3,833
Other expenses	6,630	7,411	5,934	7,552	6,805
Total Noninterest Expenses	94,629	91,413	96,935	108,103	93,854
INCOME BEFORE INCOME TAX	56,347	43,992	54,766	46,904	65,371
Income tax expense	7,160	4,067	6,825	4,425	9,005
NET INCOME	49,187	39,925	47,941	42,479	56,366
Preferred stock dividends	468	469	469	469	468
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$48,719	$39,456	$47,472	$42,010	$55,898
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.84	$0.68	$0.80	$0.71	$0.95
Diluted Net Income Available to Common Stockholders	$0.84	$0.68	$0.80	$0.71	$0.94
Cash Dividends Paid to Common Stockholders	$0.35	$0.35	$0.34	$0.34	$0.34
Average Diluted Common Shares Outstanding (in thousands)	58,289	58,328	59,273	59,556	59,503
FINANCIAL RATIOS:
Return on Average Assets	1.07%	0.87%	1.04%	0.92%	1.24%
Return on Average Stockholders' Equity	8.66	7.16	8.47	7.89	10.38
Return on Tangible Common Stockholders' Equity	13.39	11.29	13.21	12.75	16.54
Average Earning Assets to Average Assets	92.54	92.81	92.91	93.62	93.36
Allowance for Credit Losses - Loans as % of Total Loans	1.48	1.50	1.64	1.64	1.67
Net Charge-offs as % of Average Loans (Annualized)	0.21	1.26	0.07	0.10	0.66
Average Stockholders' Equity to Average Assets	12.26	12.02	12.17	11.58	11.87
Tax Equivalent Yield on Average Earning Assets	5.82	5.69	5.65	5.64	5.55
Interest Expense/Average Earning Assets	2.59	2.53	2.55	2.48	2.26
Net Interest Margin (FTE) on Average Earning Assets	3.23	3.16	3.10	3.16	3.29
Efficiency Ratio	53.76	53.84	59.21	63.26	53.91
Tangible Common Book Value Per Share	$26.64	$25.10	$25.07	$25.06	$22.43

LOANS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023
Commercial and industrial loans	$4,041,217	$3,949,817	$3,722,365	$3,670,948	$3,490,953
Agricultural land, production and other loans to farmers	238,743	239,926	234,431	263,414	233,838
Real estate loans:
Construction	814,704	823,267	941,726	957,545	1,022,261
Commercial real estate, non-owner occupied	2,251,351	2,323,533	2,368,360	2,400,839	2,360,596
Commercial real estate, owner occupied	1,152,751	1,174,195	1,137,894	1,162,083	1,153,707
Residential	2,366,943	2,370,905	2,316,490	2,288,921	2,257,385
Home equity	641,188	631,104	618,258	617,571	609,352
Individuals' loans for household and other personal expenditures	158,480	162,089	161,459	168,388	176,523
Public finance and other commercial loans	981,431	964,814	964,599	956,318	966,807
Loans	12,646,808	12,639,650	12,465,582	12,486,027	12,271,422
Allowance for credit losses - loans	(187,828)	(189,537)	(204,681)	(204,934)	(205,782)
NET LOANS	$12,458,980	$12,450,113	$12,260,901	$12,281,093	$12,065,640

DEPOSITS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023
Demand deposits	$7,678,510	$7,757,679	$7,771,976	$7,965,862	$7,952,040
Savings deposits	4,302,236	4,339,161	4,679,593	4,516,433	4,572,162
Certificates and other time deposits of $100,000 or more	1,277,833	1,415,131	1,451,443	1,408,985	1,280,607
Other certificates and time deposits	802,949	889,949	901,280	849,906	761,196
Brokered certificates of deposits[1]	303,572	167,150	80,292	80,267	80,571
TOTAL DEPOSITS[2]	$14,365,100	$14,569,070	$14,884,584	$14,821,453	$14,646,576
1 - Total brokered deposits of $838.3 million, which includes brokered CD's of $303.6 million at September 30, 2024.
2 - Total deposits at September 30, 2024 excludes $287.7 million of deposits reclassified to Deposits and other liabilities held for sale related to the pending Illinois branch sale.

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Three Months Ended
	September 30, 2024			September 30, 2023
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
ASSETS
Interest-bearing deposits	$252,113	$2,154	3.42%	$502,967	$5,884	4.68%
Federal Home Loan Bank stock	41,730	855	8.20	41,826	719	6.88
Investment Securities: (1)
Taxable	1,789,526	9,263	2.07	1,817,219	8,590	1.89
Tax-exempt (2)	2,226,823	17,100	3.07	2,298,025	17,655	3.07
Total Investment Securities	4,016,349	26,363	2.63	4,115,244	26,245	2.55
Loans held for sale	31,991	483	6.04	24,227	386	6.37
Loans: (3)
Commercial	8,699,733	164,922	7.58	8,456,527	153,993	7.28
Real estate mortgage	2,183,095	24,333	4.46	2,079,067	21,618	4.16
Installment	832,222	16,942	8.14	827,318	15,708	7.59
Tax-exempt (2)	933,125	10,914	4.68	900,493	10,491	4.66
Total Loans	12,680,166	217,594	6.86	12,287,632	202,196	6.58
Total Earning Assets	16,990,358	246,966	5.82%	16,947,669	235,044	5.55%
Total Non-Earning Assets	1,370,222			1,204,570
TOTAL ASSETS	$18,360,580			$18,152,239
LIABILITIES
Interest-Bearing Deposits:
Interest-bearing deposits	$5,455,298	$40,450	2.97%	$5,425,829	$37,780	2.79%
Money market deposits	2,974,188	25,950	3.49	2,923,798	23,607	3.23
Savings deposits	1,425,047	4,208	1.18	1,641,338	3,844	0.94
Certificates and other time deposits	2,499,655	28,248	4.52	2,106,910	20,320	3.86
Total Interest-Bearing Deposits	12,354,188	98,856	3.20	12,097,875	85,551	2.83
Borrowings	1,071,440	11,117	4.15	1,032,180	10,199	3.95
Total Interest-Bearing Liabilities	13,425,628	109,973	3.28	13,130,055	95,750	2.92
Noninterest-bearing deposits	2,348,266			2,637,717
Other liabilities	335,139			230,235
Total Liabilities	16,109,033			15,998,007
STOCKHOLDERS' EQUITY	2,251,547			2,154,232
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$18,360,580	109,973		$18,152,239	95,750
Net Interest Income (FTE)		$136,993			$139,294
Net Interest Spread (FTE) (4)			2.54%			2.63%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			5.82%			5.55%
Interest Expense / Average Earning Assets			2.59%			2.26%
Net Interest Margin (FTE) (5)			3.23%			3.29%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2024 and 2023. These totals equal $5,883 and $5,911 for the three months ended September 30, 2024 and 2023, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Nine Months Ended
	September 30, 2024			September 30, 2023
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing deposits	$383,007	$11,642	4.05%	$340,887	$9,685	3.79%
Federal Home Loan Bank stock	41,748	2,569	8.20	41,160	2,281	7.39
Investment Securities: (1)
Taxable	1,787,119	27,062	2.02	1,872,267	26,563	1.89
Tax-exempt (2)	2,237,759	51,561	3.07	2,394,864	56,071	3.12
Total Investment Securities	4,024,878	78,623	2.60	4,267,131	82,634	2.58
Loans held for sale	27,735	1,242	5.97	22,398	1,046	6.23
Loans: (3)
Commercial	8,659,088	484,979	7.47	8,515,148	444,422	6.96
Real estate mortgage	2,159,738	70,489	4.35	2,008,852	60,354	4.01
Installment	825,060	49,406	7.98	833,133	44,492	7.12
Tax-exempt (2)	921,286	31,952	4.62	885,256	30,072	4.53
Total Loans	12,592,907	638,068	6.76	12,264,787	580,386	6.31
Total Earning Assets	17,042,540	730,902	5.72%	16,913,965	674,986	5.32%
Total Non-Earning Assets	1,331,830			1,201,539
Total Assets	$18,374,370			$18,115,504
Liabilities:
Interest-Bearing deposits:
Interest-bearing deposits	$5,487,106	$120,935	2.94%	$5,412,482	$97,016	2.39%
Money market deposits	3,018,526	80,563	3.56	2,812,891	55,868	2.65
Savings deposits	1,497,620	11,485	1.02	1,730,110	10,693	0.82
Certificates and other time deposits	2,447,684	83,309	4.54	1,821,408	45,860	3.36
Total Interest-Bearing Deposits	12,450,936	296,292	3.17	11,776,891	209,437	2.37
Borrowings	990,022	30,328	4.08	1,144,368	32,122	3.74
Total Interest-Bearing Liabilities	13,440,958	326,620	3.24	12,921,259	241,559	2.49
Noninterest-bearing deposits	2,375,120			2,850,557
Other liabilities	325,873			217,683
Total Liabilities	16,141,951			15,989,499
Stockholders' Equity	2,232,419			2,126,005
Total Liabilities and Stockholders' Equity	$18,374,370	326,620		$18,115,504	241,559
Net Interest Income (FTE)		$404,282			$433,427
Net Interest Spread (FTE) (4)			2.48%			2.83%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			5.72%			5.32%
Interest Expense / Average Earning Assets			2.56%			1.90%
Net Interest Margin (FTE) (5)			3.16%			3.42%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2024 and 2023. These totals equal $17,538 and $18,090 for the nine months ended September 30, 2024 and 2023, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

ADJUSTED NET INCOME AND DILUTED EARNINGS PER COMMON SHARE - NON-GAAP
(Dollars In Thousands, Except Per Share Amounts)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2024	2024	2024	2023	2023	2024	2023
Net Income Available to Common Stockholders - GAAP	$48,719	$39,456	$47,472	$42,010	$55,898	$135,647	$179,901
Adjustments:
PPP loan income	—	—	—	(7)	(8)	—	(42)
Net realized losses on sales of available for sale securities	9,114	49	2	2,317	1,650	9,165	4,613
Non-core expenses[1,2]	—	—	3,481	12,682	—	3,481	—
Tax on adjustments	(2,220)	(12)	(848)	(3,652)	(403)	(3,081)	(1,121)
Adjusted Net Income Available to Common Stockholders - Non-GAAP	$55,613	$39,493	$50,107	$53,350	$57,137	$145,212	$183,351

Average Diluted Common Shares Outstanding (in thousands)	58,289	58,328	59,273	59,556	59,503	58,629	59,465

Diluted Earnings Per Common Share - GAAP	$0.84	$0.68	$0.80	$0.71	$0.94	$2.31	$3.03
Adjustments:
PPP loan income	—	—	—	—	—	—	—
Net realized losses on sales of available for sale securities	0.15	—	—	0.04	0.03	0.16	0.07
Non-core expenses[1,2]	—	—	0.06	0.21	—	0.06	—
Tax on adjustments	(0.04)	—	(0.01)	(0.06)	(0.01)	(0.05)	(0.02)
Adjusted Diluted Earnings Per Common Share - Non-GAAP	$0.95	$0.68	$0.85	$0.90	$0.96	$2.48	$3.08
1 - Non-core expenses in 4Q23 included $6.3 million from early retirement and severance costs, $4.3 million from the FDIC special assessment, and $2.1 million from a lease termination.
2 - Non-core expenses in 1Q24 included $2.4 million from duplicative online banking conversion costs and $1.1 million from the FDIC special assessment.

NET INTEREST MARGIN ("NIM"), ADJUSTED
(Dollars in Thousands, Except Per Share Amounts)
	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2024	2024	2024	2023	2023	2024	2023
Net Interest Income (GAAP)	$131,110	$128,571	$127,063	$130,063	$133,383	$386,744	$415,337
Fully Taxable Equivalent ("FTE") Adjustment	5,883	5,859	5,795	5,853	5,911	17,538	18,090
Net Interest Income (FTE) (non-GAAP)	$136,993	$134,430	$132,858	$135,916	$139,294	$404,282	$433,427

Average Earning Assets (GAAP)	$16,990,358	$17,013,984	$17,123,851	$17,222,714	$16,947,669	$17,042,540	$16,913,965
Net Interest Margin (GAAP)	3.09%	3.02%	2.97%	3.02%	3.15%	3.03%	3.27%
Net Interest Margin (FTE) (non-GAAP)	3.23%	3.16%	3.10%	3.16%	3.29%	3.16%	3.42%

RETURN ON TANGIBLE COMMON EQUITY - NON-GAAP
(Dollars In Thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2024	2024	2024	2023	2023	2024	2023
Total Average Stockholders' Equity (GAAP)	$2,251,547	$2,203,361	$2,242,139	$2,130,993	$2,154,232	$2,232,419	$2,126,005
Less: Average Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Average Intangible Assets, Net of Tax	(729,581)	(730,980)	(732,432)	(734,007)	(735,787)	(730,993)	(737,476)
Average Tangible Common Equity, Net of Tax (Non-GAAP)	$1,496,841	$1,447,256	$1,484,582	$1,371,861	$1,393,320	$1,476,301	$1,363,404

Net Income Available to Common Stockholders (GAAP)	$48,719	$39,456	$47,472	$42,010	$55,898	$135,647	$179,901
Plus: Intangible Asset Amortization, Net of Tax	1,399	1,399	1,546	1,724	1,724	4,345	5,182
Tangible Net Income (Non-GAAP)	$50,118	$40,855	$49,018	$43,734	$57,622	$139,992	$185,083

Return on Tangible Common Equity (Non-GAAP)	13.39%	11.29%	13.21%	12.75%	16.54%	12.64%	18.10%